UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2020 (May 26, 2020)

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On May 26, 2020, Crescent Capital BDC, Inc., a Maryland corporation (the “Company”) provided notice to its registered stockholders that are participants in the Company’s dividend reinvestment plan that Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) will replace State Street Bank and Trust Company (“State Street”) as the Company’s plan administrator under its dividend reinvestment plan (the “Plan”). In connection with the change in plan administrator, the Company expects to update the Plan effective June 26, 2020 to, among other things, (i) reflect that Broadridge will replace State Street as the Company’s plan administrator under the Plan and (ii) amend the notice requirements for amendments to the Plan. The change in plan administrator is in connection with the Company’s change in transfer agent from State Street to Broadridge that became effective May 22, 2020. When the updated Plan becomes effective June 26, 2020, it will apply to dividends paid thereafter.

Broadridge may be contacted via telephone at 1-877-830-4936 or 1-720-378-5591 or at the following addresses:

Regular Mail	Overnight Mail
Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions PO Box 1342 Brentwood, NY 11717-071	Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717-8309 Attn: IWS

Descriptions of the updated Plan in this current report are qualified in their entirety by reference to a copy of such document that is filed as Exhibit 99.1 to this current report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Dividend Reinvestment Plan, effective as of June 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.

Date: June 4, 2020	By:	/s/ George P. Hawley
	Name:	George P. Hawley
	Title:	Secretary